UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2012

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC

(as Originators of the American Express Credit Account Master Trust)

(Exact Name of Registrant as Specified in Charter)

on behalf of

American Express Credit Account Master Trust

Delaware	333-155765-02	13-3854638	Delaware	333-155765	20-0942395	Delaware	333-155765-01	20-0942445
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)	(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)	(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Vesey Street, Room 138 Mail Stop 01-31-12 New York, New York 10285 (212) 640-2000			4315 South 2700 West, Room 1900 Mail Stop 02-01-50 Salt Lake City, Utah 84184 (801) 945-2550			4315 South 2700 West, Room 1900 Mail Stop 02-01-56 Salt Lake City, Utah 84184 (801) 945-2068
(Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant’s Principal Executive Offices)

N/A			N/A				N/A
(Former Name or Former Address, if Changed Since Last Report)			(Former Name or Former Address, if Changed Since Last Report)				(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	On April 17, 2008, the American Express Credit Account Master Trust (the “Master Trust”) issued its $39,518,000 Collateral Interest, Series 2008-4 (the “Series 2008-4 Collateral Interest”). On March 2, 2012, the collateral minimum interest rate relating to the Series 2008-4 Collateral Interest was reduced in accordance with, and upon the satisfaction of certain requirements set forth in, the Transfer Agreement (as defined in the Series 2008-4 Supplement to the Pooling and Servicing Agreement relating to the Master Trust). Starting on March 2, 2012, the collateral minimum interest rate relating to the Series 2008-4 Collateral Interest is LIBOR as determined each month plus 0.95% per year.

On October 12, 2011, the Master Trust issued its $139,395,000 Collateral Interest, Series 2011-1 (the “Series 2011-1 Collateral Interest”). On March 2, 2012, the collateral senior minimum interest rate relating to the Series 2011-1 Collateral Interest was reduced in accordance with, and upon the satisfaction of certain requirements set forth in, the Transfer Agreement (as defined in the Series 2011-1 Supplement to the Pooling and Servicing Agreement relating to the Master Trust). Starting on March 2, 2012, the collateral senior minimum interest rate relating to the Series 2011-1 Collateral Interest is LIBOR as determined each month plus 1.05% per year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation II,
as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

By:	/s/ Anderson Y. Lee
Name:	Anderson Y. Lee
Title:	President

American Express Receivables Financing Corporation III LLC,
as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

By:	/s/ Kevin L. Thompson
Name:	Kevin L. Thompson
Title:	President

American Express Receivables Financing Corporation IV LLC,
as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

By:	/s/ Denise D. Roberts
Name:	Denise D. Roberts
Title:	President